UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

LZG INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53994	90-1907109
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Catafago Fini LLP, One Grand Central Place, 60 East 42nd Street, 47th Floor, New York, New York 10165

(Address of principal executive offices)

(212) 239-9669

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.  Emerging growth company ☐

Item 8.01 Other Events.

On November 9, 2026, LZG International, Inc. (the “Company”) issued a Shareholder Update to its shareholders pursuant to Section 4 of Exhibit D to the Stipulation and Agreement of Settlement dated May 21, 2026, in Carey et al. v. Moe et al., Case No. 2024-019773-CA-01, in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida, which the Court approved by its Order and Final Judgment entered on June 15, 2026.  A copy of the Shareholder Update is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  As Section 4.1 of Exhibit D requires, the Company is also distributing the Shareholder Update by email to the shareholders for whom email addresses are on file with the Company or its transfer agent.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Shareholder Update of LZG International, Inc., dated November 9, 2026.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LZG INTERNATIONAL, INC.

By:
Name:	John New
Title:	Sole Director
Date:	November 9, 2026

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